Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
December 31, 2013

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and for the fiscal year ended December 31, 2013 (when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Geographic Diversification

Consolidated Properties

As of December 31, 2013
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,888	14%
New York	2	1,471,715	13%
Pennsylvania	3	874,474	8%
Georgia	2	691,582	6%
Texas	2	619,729	5%
Delaware	1	564,593	5%
Alabama	1	557,014	5%
North Carolina	3	505,225	4%
New Jersey	1	489,762	4%
Tennessee	1	438,076	4%
Michigan	2	437,222	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	2%
Connecticut	1	289,898	2%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	37	11,536,885	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Texas City, TX	1	352,705	50.00%
Washington D.C.	1	336,286	50.00%
Glendale, AZ	1	331,739	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	161,617	50.00%
Cookstown, ON	1	155,522	50.00%
Saint-Sauveur, QC	1	115,697	50.00%
Total	7	1,718,652

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 12/31/13	% Occupied 12/31/13	% Occupied 9/30/13	% Occupied 6/30/13	% Occupied 3/31/13	% Occupied 12/31/12
Deer Park, NY	741,981	95%	95%	N/A	N/A	N/A
Riverhead, NY	729,734	100%	100%	99%	98%	100%
Rehoboth Beach, DE	564,593	100%	100%	97%	98%	100%
Foley, AL	557,014	97%	98%	95%	96%	97%
Atlantic City, NJ	489,762	96%	95%	94%	94%	96%
San Marcos, TX	441,929	100%	99%	99%	99%	100%
Sevierville, TN	438,076	99%	99%	99%	98%	100%
Myrtle Beach Hwy 501, SC	425,247	99%	100%	100%	99%	98%
Jeffersonville, OH	411,776	100%	100%	100%	99%	100%
Myrtle Beach Hwy 17, SC	402,791	100%	99%	99%	100%	100%
Pittsburgh, PA	372,972	100%	100%	100%	100%	100%
Commerce II, GA	370,512	99%	99%	99%	100%	100%
Charleston, SC	365,107	100%	100%	98%	97%	100%
Howell, MI	324,652	99%	99%	100%	98%	96%
Locust Grove, GA	321,070	100%	99%	100%	100%	100%
Mebane, NC	318,910	100%	100%	100%	100%	100%
Gonzales, LA	318,666	100%	100%	99%	99%	100%
Branson, MO	302,922	100%	100%	100%	100%	100%
Park City, UT	298,391	100%	99%	99%	100%	100%
Westbrook, CT	289,898	100%	99%	98%	98%	100%
Williamsburg, IA	277,230	100%	99%	99%	99%	100%
Lincoln City, OR	270,212	100%	99%	98%	98%	99%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	92%	95%	95%	94%	91%
Hershey, PA	247,500	100%	100%	100%	100%	100%
Tilton, NH	245,698	100%	100%	100%	100%	100%
Hilton Head II, SC	206,544	100%	100%	98%	97%	100%
Fort Myers, FL	198,877	94%	91%	88%	94%	94%
Ocean City, MD	198,840	100%	100%	97%	89%	93%
Terrell, TX	177,800	99%	99%	97%	97%	96%
Hilton Head I, SC	177,199	98%	99%	100%	100%	100%
Barstow, CA	171,300	100%	100%	95%	94%	100%
West Branch, MI	112,570	100%	98%	98%	95%	100%
Blowing Rock, NC	104,154	100%	100%	99%	99%	99%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	51,737	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	11,536,885	99%	99%	98%	98%	99%

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Unconsolidated joint venture properties
Location	Total GLA 12/31/13	% Occupied 12/31/13	% Occupied 9/30/13	% Occupied 6/30/13	% Occupied 3/31/13	% Occupied 12/31/12
Deer Park, NY (1)	741,981	N/A	N/A	94%	92%	93%
Texas City, TX	352,705	100%	100%	97%	97%	97%
Washington D.C.	336,286	99%	N/A	N/A	N/A	N/A
Glendale, AZ	331,739	100%	100%	97%	95%	94%
Wisconsin Dells, WI	265,086	100%	100%	100%	100%	98%
Bromont, QC	161,617	84%	93%	92%	89%	89%
Cookstown, ON	155,522	100%	95%	99%	97%	100%
Saint-Sauveur, QC	115,697	100%	100%	100%	100%	100%

(1)	The Company acquired a controlling interest in the Deer Park, NY center on August 30, 2013. The center is now reported above in the section labeled consolidated properties.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Portfolio Occupancy at End of Each Period (1)

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Major Tenants (1)

Ten Largest Tenants as of December 31, 2013
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	84	903,879	7.8%
Dress Barn, Inc.	90	525,798	4.5%
Phillips-Van Heusen	98	486,827	4.2%
VF Outlet, Inc.	45	393,966	3.4%
Nike	37	392,570	3.4%
G-III Apparel	69	340,497	3.0%
Ann Taylor	47	321,229	2.8%
Polo Ralph Lauren	31	315,549	2.7%
Adidas	42	297,693	2.6%
Carter's	61	286,554	2.5%
Total of All Listed Above	604	4,264,562	36.9%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Lease Expirations as of December 31, 2013

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Leasing Activity (1)

	3/31/2013	6/30/2013	9/30/2013	12/31/2013	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	90	28	36	—	154	136
Gross leasable area	293,535	92,258	124,562	—	510,355	449,853
New initial base rent per square foot	$26.97	$25.27	$30.92	$—	$27.63	$29.22
Prior expiring base rent per square foot	$23.35	$21.32	$22.72	$—	$22.83	$21.04
Percent increase	15.5%	18.5%	36.1%	—	21.0%	38.9%

New straight line base rent per square foot	$29.76	$27.76	$34.56	$—	$30.57	$31.72
Prior straight line base rent per square foot	$22.52	$20.50	$22.68	$—	$22.19	$20.60
Percent increase	32.2%	35.4%	52.4%	—	37.8%	54.0%

Renewed Space:
Number of leases	231	32	43	35	341	322
Gross leasable area	1,135,107	153,344	168,522	117,187	1,574,160	1,536,212
New initial base rent per square foot	$22.37	$21.85	$25.85	$26.69	$23.02	$20.94
Prior expiring base rent per square foot	$19.99	$19.49	$23.81	$21.38	$20.45	$19.02
Percent increase	11.9%	12.1%	8.6%	24.8%	12.5%	10.1%

New straight line base rent per square foot	$23.17	$22.70	$27.38	$28.28	$23.96	$21.75
Prior straight line base rent per square foot	$19.64	$18.54	$23.98	$20.91	$20.09	$18.70
Percent increase	18.0%	22.4%	14.2%	35.3%	19.3%	16.3%

Total Re-tenanted and Renewed Space:
Number of leases	321	60	79	35	495	458
Gross leasable area	1,428,642	245,602	293,084	117,187	2,084,515	1,986,065
New initial base rent per square foot	$23.32	$23.13	$28.00	$26.69	$24.15	$22.82
Prior expiring base rent per square foot	$20.68	$20.18	$23.35	$21.38	$21.03	$19.48
Percent increase	12.6%	14.7%	20.0%	24.8%	14.8%	17.1%

New straight line base rent per square foot	$24.52	$24.60	$30.43	$28.28	$25.58	$24.01
Prior straight line base rent per square foot	$20.23	$19.28	$23.43	$20.91	$20.60	$19.13
Percent increase	21.2%	27.6%	29.9%	35.3%	24.1%	25.5%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Consolidated Balance Sheets (dollars in thousands)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
ASSETS
Rental property
Land	$230,415	$230,417	$148,003	$148,002	$148,002
Buildings, improvements and fixtures	2,009,971	2,004,882	1,821,404	1,802,160	1,796,042
Construction in progress	9,433	4,375	2,531	6,336	3,308
	2,249,819	2,239,674	1,971,938	1,956,498	1,947,352
Accumulated depreciation	(654,631)	(636,035)	(618,644)	(600,713)	(582,859)
Total rental property, net	1,595,188	1,603,639	1,353,294	1,355,785	1,364,493
Cash and cash equivalents	15,241	10,482	5,450	2,691	10,335
Investments in unconsolidated joint ventures	145,447	136,922	162,094	133,982	126,632
Deferred lease costs and other intangibles, net	163,581	171,702	98,993	102,786	107,415
Deferred debt origination costs, net	10,818	7,275	7,921	8,534	9,083
Prepaids and other assets	81,414	71,943	69,205	63,353	60,842
Total assets	$2,011,689	$2,001,963	$1,696,957	$1,667,131	$1,678,800
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,248	$548,247	$548,174	$548,103	$548,033
Unsecured term loans, net of discounts	267,104	267,065	259,528	259,491	259,453
Mortgages payable, including premiums	250,497	251,533	104,237	105,346	107,745
Unsecured lines of credit	16,200	259,000	213,100	174,917	178,306
Total debt	1,328,049	1,325,845	1,125,039	1,087,857	1,093,537
Construction trade payables	9,776	5,272	5,595	7,744	7,084
Accounts payable & accruals	49,686	48,400	34,806	37,957	41,149
Deferred financing obligation	28,388	28,388	—	—	—
Other liabilities	32,962	33,101	21,223	22,134	23,155
Total liabilities	1,448,861	1,441,006	1,186,663	1,155,692	1,164,925
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	945	945	944	944	941
Paid in capital	788,986	785,515	771,265	768,702	766,056
Accumulated distributions in excess of net income	(265,242)	(262,173)	(294,237)	(289,880)	(285,588)
Accumulated other comprehensive income	2,532	1,179	1,343	1,179	1,200
Equity attributable to Tanger Factory Outlet Centers, Inc.	527,221	525,466	479,315	480,945	482,609
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	28,703	28,615	24,100	24,184	24,432
Noncontrolling interest in other consolidated partnerships	6,904	6,876	6,879	6,310	6,834
Total equity	562,828	560,957	510,294	511,439	513,875
Total liabilities and equity	$2,011,689	$2,001,963	$1,696,957	$1,667,131	$1,678,800

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	12/31/13	12/31/12
REVENUES
Base rentals	$68,811	$64,301	$61,046	$59,244	$59,769	$253,402	$235,233
Percentage rentals	4,295	3,084	1,855	2,017	4,630	11,251	11,172
Expense reimbursements	31,110	27,414	25,824	25,306	27,333	109,654	101,110
Other income	3,186	3,104	2,290	2,122	3,204	10,702	9,482
Total revenues	107,402	97,903	91,015	88,689	94,936	385,009	356,997
EXPENSES
Property operating	34,227	29,863	28,821	28,135	29,481	121,046	111,160
General & administrative	9,879	9,754	9,914	9,572	9,715	39,119	37,452
Acquisition costs	240	532	252	179	117	1,203	117
Depreciation and amortization	27,063	24,223	22,172	22,288	23,436	95,746	98,683
Total expenses	71,409	64,372	61,159	60,174	62,749	257,114	247,412
Operating income	35,993	33,531	29,856	28,515	32,187	127,895	109,585
Interest expense	(13,790)	(12,367)	(12,583)	(12,876)	(12,752)	(51,616)	(49,814)
Gain on previously held interest in acquired joint venture	—	26,002	—	—	—	26,002	—
Income before equity in earnings (losses) of unconsolidated joint ventures	22,203	47,166	17,273	15,639	19,435	102,281	59,771
Equity in earnings (losses) of unconsolidated joint ventures	933	9,014	503	590	(421)	11,040	(3,295)
Net income	23,136	56,180	17,776	16,229	19,014	113,321	56,476
Noncontrolling interests in Operating Partnership	(1,208)	(2,787)	(859)	(789)	(952)	(5,643)	(3,267)
Noncontrolling interests in other consolidated partnerships	8	(99)	(29)	(1)	(6)	(121)	19
Net income attributable to Tanger Factory Outlet Centers, Inc.	21,936	53,294	16,888	15,439	18,056	107,557	53,228
Allocation to participating securities	(230)	(609)	(231)	(194)	(208)	(1,126)	(784)
Net income available to common shareholders	$21,706	$52,685	$16,657	$15,245	$17,848	$106,431	$52,444
Basic earnings per common share
Net income	$0.23	$0.56	$0.18	$0.16	$0.19	$1.14	$0.57
Diluted earnings per common share
Net income	$0.23	$0.56	$0.18	$0.16	$0.19	$1.13	$0.57
Weighted average common shares
Basic	93,408	93,368	93,331	93,132	92,845	93,311	91,733
Diluted	94,354	94,300	94,207	94,043	93,807	94,247	92,661

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	12/31/13	12/31/12
Funds from operations:
Net income	$23,136	$56,180	$17,776	$16,229	$19,014	$113,321	$56,476
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	26,717	23,888	21,867	22,043	23,217	94,515	97,760
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	2,954	2,861	3,431	3,173	2,996	12,419	8,105
Gain on previously held interest in acquired joint venture	—	(26,002)	—	—	—	(26,002)	—
Impairment charge - unconsolidated joint ventures	—	—	—	—	—	—	140
Funds from operations	52,807	56,927	43,074	41,445	45,227	194,253	162,481
FFO attributable to noncontrolling interests in other consolidated partnerships	(12)	(117)	(66)	(7)	(36)	(202)	(26)
Allocation to participating securities	(524)	(614)	(461)	(425)	(451)	(2,025)	(1,576)
Funds from operations available to common shareholders	$52,271	$56,196	$42,547	$41,013	$44,740	$192,026	$160,879
Funds from operations per share	$0.53	$0.57	$0.43	$0.42	$0.45	$1.94	$1.63
Funds available for distribution to common shareholders:
Funds from operations	$52,271	$56,196	$42,547	$41,013	$44,740	$192,026	$160,879
Adjusted for -
Corporate depreciation excluded above	346	335	305	245	219	1,231	923
Amortization of finance costs	399	594	598	603	591	2,194	2,313
Amortization of net debt discount (premium)	(119)	(254)	(252)	(261)	(254)	(886)	(1,007)
Amortization of share-based compensation	3,012	2,964	2,939	2,460	2,338	11,375	10,296
Straight line rent adjustment	(1,461)	(1,587)	(1,393)	(1,087)	(783)	(5,528)	(3,649)
Market rent adjustment	752	235	181	(27)	141	1,141	(348)
2nd generation tenant allowances	(5,081)	(4,435)	(5,442)	(1,885)	(5,901)	(16,843)	(15,914)
Capital improvements	(2,187)	(3,404)	(6,735)	(2,882)	(1,410)	(15,208)	(7,752)
Adjustments from unconsolidated joint ventures	47	(4,711)	(220)	(30)	17	(4,914)	520
Funds available for distribution	$47,979	$45,933	$32,528	$38,149	$39,698	$164,588	$146,261
Funds available for distribution per share	$0.48	$0.46	$0.33	$0.39	$0.40	$1.66	$1.48
Dividends paid per share	$0.225	$0.225	$0.225	$0.210	$0.210	$0.885	$0.830
FFO payout ratio	43%	40%	53%	50%	47%	46%	51%
FAD payout ratio	48%	50%	70%	54%	53%	53%	56%
Diluted weighted average common shs.	99,499	99,178	98,955	98,798	98,699	99,129	98,605

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Unconsolidated Joint Venture Information (1)

The following table details certain information as of December 31, 2013, except for Net Operating Income ("NOI") which is for the year ended December 31, 2013, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (2)	Charlotte, NC	50.0%	—	$12.1	$—	$—

Galveston/Houston	Texas City, TX	50.0%	352,705	41.1	4.6	32.5

National Harbor	Washington D.C. Metro Area	50.0%	336,286	51.2	0.3	26.2

RioCan Canada (3)	Various	50.0%	432,836	96.3	4.3	9.0

Westgate	Glendale, AZ	58.0%	331,739	41.9	4.9	25.0

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.1	2.3	12.1

Other				0.2	—	—

Total				$257.9	$16.4	$104.8

(1)	Excludes the Deer Park Outlet Center, in which the Company acquired a controlling interest on August 30, 2013.

(2)	Center is currently under development.

(3)
Includes a 155,522 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 161,617 square foot center in Bromont, Quebec and a 115,697 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to the construction and development of an outlet center in Ottawa, Ontario, an expansion of the outlet center in Cookstown, Ontario, and due diligence costs for additional potential sites in Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Unconsolidated Joint Venture Information
Summary Combined Balance Sheets (dollars in thousands)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	Tanger's Share as of 12/31/13
Assets
Land	$66,020	$49,184	$94,961	$95,748	$96,455	$33,992
Buildings, improvements and fixtures	327,972	256,652	493,100	495,958	493,424	168,598
Construction in progress, including land	86,880	138,615	90,413	21,974	16,338	43,440
	480,872	444,451	678,474	613,680	606,217	246,030
Accumulated depreciation	(29,523)	(25,561)	(74,642)	(68,667)	(62,547)	(15,071)
Total rental property, net	451,349	418,890	603,832	545,013	543,670	230,959
Assets held for sale (1)	—	—	—	—	1,828	—
Cash and cash equivalents	22,704	13,727	16,511	20,531	21,879	11,645
Deferred lease costs, net	19,281	20,012	21,285	23,080	24,411	9,745
Deferred debt origination costs, net	1,737	1,970	4,025	4,399	5,213	906
Prepaids and other assets	9,107	8,167	26,181	24,900	25,350	4,612
Total assets	$504,178	$462,766	$671,834	$617,923	$622,351	$257,867

Liabilities & Owners' Equity
Mortgages payable	$202,688	$179,212	$336,338	$329,262	$325,192	$104,789
Construction trade payables	19,370	13,950	10,842	14,232	21,734	9,771
Accounts payable & other liabilities	8,540	6,253	14,830	16,726	31,944	4,351
Total liabilities	230,598	199,415	362,010	360,220	378,870	118,911
Owners' equity	273,580	263,351	309,824	257,703	243,481	138,956
Total liabilities & owners' equity	$504,178	$462,766	$671,834	$617,923	$622,351	$257,867

(1)	Assets related to our Deer Park Warehouse joint venture, which were sold in March 2013.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Unconsolidated Joint Venture Information
Summary Combined Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	12/31/13	12/31/12
Revenues	$14,721	$29,013	$20,553	$21,395	$19,687	$85,682	$54,936
Expenses
Property operating	6,170	7,754	8,546	9,140	9,183	31,610	24,678
General & administrative	15	648	166	148	205	977	970
Acquisition costs	3	—	53	421	733	477	1,437
Abandoned development costs	—	19	134	—	57	153	1,447
Impairment charge	—	—	—	—	—	—	420
Depreciation & amortization	5,712	6,232	7,584	7,384	6,723	26,912	19,914
Total expenses	11,900	14,653	16,483	17,093	16,901	60,129	48,866
Operating income	2,821	14,360	4,070	4,302	2,786	25,553	6,070
Gain on early extinguishment of debt	—	13,820	—	—	—	13,820	—
Interest expense	(1,196)	(2,840)	(3,514)	(4,052)	(3,793)	(11,602)	(14,760)
Net income (loss)	$1,625	$25,340	$556	$250	$(1,007)	$27,771	$(8,690)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$4,505	$8,449	$5,334	$5,443	$4,326	$23,731	$11,534
Net income (loss)	$933	$9,014	$503	$590	$(421)	$11,040	$(3,295)
Depreciation and impairments (real estate related)	$2,954	$2,861	$3,431	$3,173	$2,996	$12,419	$8,245

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

External Growth Pipeline Summary
Represents Tanger's expectations as of February 11, 2014

Project/Market	Approximate Size (000 SF)	Projected Total Cost (Millions)	Tanger Share	Projected Return	Projected Opening

UNITED STATES:
New development
Charlotte, NC	400	$85 - $95	50%	9.5% - 10.5%	3Q 2014
Foxwoods, Mashantucket, CT (2)	314	$110 - $120	67%	(1)	2Q 2015
Columbus, OH	350	$75 - $85	50%	(1)	1H 2015
Savannah, GA (2)	385	$105 - $115	50%	(1)	2Q 2015
Grand Rapids, MI	350	$80 - $90	100%	(1)	2H 2015
Scottsdale, AZ	220	$45 - $55	100%	(1)	2H 2015

Expansions
Park City, UT	21	$5.5 - $6.5	100%	9.5% - 10.5%	3Q 2014
Branson, MO	25	$8 - $9	100%	9% - 10%	4Q 2014
Glendale, AZ (Westgate)	65	$17 - $19	58%	9.5% - 10.5%	4Q 2014

CANADA:
New development
Kanata, ON (Ottawa)	303	$115 - $120	50%	8% - 9%	4Q 2014

Expansions
Cookstown, ON (N. Toronto)	153	$65 - $75	50%	5.5% - 6.5%	4Q 2014

(1)	While actual returns for individual projects may vary, the company's current targeted stabilized return on cost for development projects is 9% - 11% in the US and 8% - 10% in Canada.
(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Share column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Company estimates, projections and judgments with respect to approximate size, projected total cost, Tanger share, projected return, and return on cost for development and expansion projects are subject to adjustment prior to and during the development process. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2013
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$16,200	LIBOR + 1.00%		10/24/2017
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
2023 Senior unsecured notes	250,000	3.875%		12/1/2023
Unsecured term loan	250,000	LIBOR + 1.60%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(6,148)
Total unsecured debt	$1,077,552
Secured mortgage debt:
Atlantic City, NJ (including premium of $4,091) (2)	$52,626	5.14% - 7.65%	5.05%	11/15/2021 - 12/15/2026
Deer Park, NY (net of discount of $1,478) (3)	148,522	LIBOR + 1.50%	2.80%	8/30/2018
Hershey, PA (including premium of $993) (2)	30,963	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $193) (2)	18,386	5.24%	4.68%	1/6/2016
Total secured mortgage debt	$250,497
Tanger's share of unconsolidated JV debt:
Galveston/Houston (4)	$32,500	LIBOR + 1.50%		7/01/2017
National Harbor (5)	26,212	LIBOR + 1.65%		5/16/2016
RioCan Canada (including premium of $582) (6)	8,978	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Westgate (7)	24,974	LIBOR + 1.75%		6/27/2015
Wisconsin Dells (8)	12,125	LIBOR + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$104,789

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. On October 24, 2013, both lines were amended, extending maturity to October 24, 2017 with the option to further extend the maturity for one additional year, reducing the stated interest rate to LIBOR + 1.00%, and reducing the facility fees, which are payable based on the full amount of the commitment, to 15 basis points annually from 17.5 basis points.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a 5 year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80%.

(4)
In July 2013, the joint venture closed on a $70.0 million mortgage loan with a rate of LIBOR + 1.50% and a maturity date of July 1, 2017, with the option to extend the maturity for one additional year. As of December 31, 2013, the balance on the loan was $65 million.

(5)
In May 2013, the joint venture closed on a construction loan with the ability to borrow up to $62.0 million, which carries an interest rate of LIBOR + 1.65%. As of December 31, 2013, the balance on the loan was $52.4 million.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

(6)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a balance of $16.8 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(7)
In June 2012, the joint venture closed on a construction loan with the ability to borrow up to $48.3 million, which carries an interest rate of LIBOR + 1.75%. As of December 31, 2013, the balance on the loan was $43.1 million.

(8)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term and carries an interest rate of LIBOR + 2.25%.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2013
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2014	3,603	325	3,928
2015	282,343	25,296	307,639
2016	30,283	27,323	57,606
2017 (1)	26,708	32,837	59,545
2018	153,183	357	153,540
2019	253,369	377	253,746
2020	303,567	5,567	309,134
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023	254,768	—	254,768
2024 & thereafter	12,345	—	12,345
	$1,330,398	$104,207	$1,434,605
Net Discount on Debt	(2,349)	582	(1,767)
	$1,328,049	$104,789	$1,432,838
Senior Unsecured Notes Financial Covenants (2)

As of December 31, 2013
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	48%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	188%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.73	Yes

(1)	Includes balances of $16.2 million outstanding under the company's unsecured lines of credit. These lines were amended on October 24, 2013, extending maturity to October 24, 2017.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2013